EXHIBIT J

PRINCIPAL HOLDER OF SHARES AS OF JANUARY 5, 2007

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Franklin Flex Cap Growth Securities Fund	Hartford Life	1,395,179.47	25.54
Class 2 shares	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	3,104,503.00	56.84
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Allstate Life Insurance Co	430,042.42	7.87
	Attn Financial Control
	544 Lakeview Parkway Ste L1B
	Vernon Hills, IL 60061-1826

	Ohio National Life Insurance	438,587.94	8.03
	Company
	FBO ITS Separate Accounts
	1 Financial Way
	Cincinnati, OH 45242-5851
Franklin Global Communications Securities Fund	Allianz Life Insurance	13,201,557.40	91.31
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Allianz Life of New York	1,256,173.85	8.69
	P.O. Box 1117
	Minneapolis, MN 54440-1117
Franklin Global Communications Securities Fund	Allianz Life Insurance	7,796,691.53	97.40
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117
Franklin Growth and Income Securities Fund	Allianz Life Insurance	20,136,584.11	87.34
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Allianz Life of New York	1,878,848.85	8.15
	P.O. Box 1117
	Minneapolis, MN 54440-1117
Franklin Growth and Income Securities Fund	Allianz Life Insurance	13,217,165.46	62.98
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Allstate Life Insurance Co	5,624,129.65	26.80
	Attn Financial Control
	544 Lakeview Parkway Ste L1B
	Vernon Hills, IL 60061-1826
Franklin High Income Securities Fund	Allianz Life Insurance	10,307,844.39	92.85
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Allianz Life of New York	793,705.02	7.15
	P.O. Box 1117
	Minneapolis, MN 54440-1117

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Franklin High Income Securities Fund	Allianz Life Insurance	21,510,942.39	88.02
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Allstate Life Insurance Co	1,997,338.13	8.17
	Attn Financial Control
	544 Lakeview Parkway Ste L1B
	Vernon Hills, IL 60061-1826
Franklin Income Securities Fund	Allianz Life Insurance	21,876,490.47	84.41
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Allianz Life of New York	1,543,709.08	5.96
	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Integrity Life Insurance Company	1,386,669.16	5.35
	Mail Station 24
	400 W Broadway Street
	Cincinnati, OH 45202-3341
Franklin Income Securities Fund	Allianz Life Insurance	42,859,240.52	14.49
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Hartford Life	60,957,894.46	20.61
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	119,106,764.14	40.27
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Allstate Life Insurance Co	15,711,820.87	5.31
	Attn Financial Control
	544 Lakeview Parkway Ste L1B
	Vernon Hills, IL 60061-1826

	Genworth Life & Annuity Ins Co	23,920,777.19	8.09
	Attn Variable Accounting
	6620 W Broad Street Bldg 2
	Richmond, VA 23230-1716
Franklin Large Cap Growth Securities Fund	Allianz Life Insurance	6,411,989.93	93.38
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Allianz Life of New York	435,657.89	6.34
	P.O. Box 1117
	Minneapolis, MN 54440-1117

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Franklin Large Cap Growth Securities Fund	Allianz Life Insurance	14,262,438.75	36.92
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Hartford Life	4,656,768.08	12.05
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	12,871,264.80	33.32
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Allstate Life Insurance Co	3,952,449.07	10.23
	Attn Financial Control
	544 Lakeview Parkway Ste L1B
	Vernon Hills, IL 60061-1826
Franklin Large Cap Value Securities Fund	Hartford Life	589,233.71	26.40
Class 2 shares	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	1,535,635.75	68.81
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999
Franklin Money Market Fund	Allianz Life Insurance	32,356,705.02	82.73
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Allianz Life of New York	6,369,285.65	16.28
	P.O. Box 1117
	Minneapolis, MN 54440-1117
Franklin Money Market Fund	Liberty Life Spectrum Select	1,021,495.63	96.55
Class 2 shares	100 Liberty Way
	Dover, NH 03822-0001
Franklin Real Estate Fund	Allianz Life Insurance	3,692,144.11	93.01
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Allianz Life of New York	262,989.92	6.62
	P.O. Box 1117
	Minneapolis, MN 54440-1117
Franklin Real Estate Fund	Allianz Life Insurance	12,056,092.41	28.05
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	IDS Life Insurance Co	26,360,122.54	61.33
	1497 AXP Financial Center
	Minneapolis, MN 55474-0016

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Franklin Rising Dividends Securities Fund	Allianz Life Insurance	10,867,976.92	78.81
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Allianz Life of New York	1,163,794.77	8.44
	P.O. Box 1117
	Minneapolis, MN 54440-1117

	Nationwide Insurance Company	752,844.53	5.46
	NWVLI4
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029
Franklin Rising Dividends Securities Fund	Allianz Life Insurance	24,201,436.52	25.00
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Hartford Life	16,154,495.85	16.69
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	42,966,184.51	44.38
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Nationwide Insurance Company	6,922,198.51	7.15
	NWVAII
	C/O Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029
Franklin Small Cap Value Securities Fund	Allianz Life Insurance	1,407,707.68	36.73
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Connecticut General Life	496,314.82	12.95
	Insurance Co
	On Behalf of Its Separate Account GR
	280 Trumbull Street, H14A
	Hartford, CT 06103 - 3509

	American General Life Insurance Co	386,410.92	10.00
	Signature II
	2727 A Allen Parkway Ste A
	Houston, TX 77019-2116

	Nationwide Life & Annuity Co of	198,761.72	5.19
	America
	PLACA-VLI
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

	Nationwide Life & Annuity Co of	449,668.29	11.73
	America
	PMLIC-VLI
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Franklin Small Cap Value Securities Fund	Nationwide Insurance Company	538,866.52	14.06
Class 1 shares	NWVLI4
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029
Franklin Small Cap Value Securities Fund	Allianz Life Insurance	9,313,933.30	14.07
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	IDS Life Insurance Co	23,715,797.22	35.84
	1497 AXP Financial Center
	Minneapolis, MN 55474-0016

	Nationwide Insurance Company	3,631,106.09	5.49
	NWVAII
	C/O Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

	Allstate Life Insurance Co	4,168,223.95	6.30
	Attn Financial Control
	544 Lakeview Parkway Ste L1B
	Vernon Hills, IL 60061-1826

	ING Life Insurance & Annuity	10,216,108.07	15.44
	Company
	Attn Fund Operations TN41
	151 Farmington Avenue
	Hartford, CT 06156-0001
Franklin Small-Mid Cap Growth Securities Fund	Allianz Life Insurance	4,960,520.88	82.85
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Lincoln National Life Insurance Co	557,631.14	9.31
	1300 S Clinton Street Stop 6H-02
	Fort Wayne, IN 46802-3506
Franklin Small-Mid Cap Growth Securities Fund	Allianz Life Insurance	7,175,882.42	13.44
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Allmerica Fin Life Ins & Annuity Co	3,583,417.91	6.71
	1 SW Security Benefit Place
	Topeka, KS 66636-1000

	Hartford Life	5,314,331.82	9.95
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	19,404,405.51	36.34
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Lincoln National Life Insurance Co	4,715,272.43	8.83
	1300 S Clinton Street Stop 6H-02
	Fort Wayne, IN 46802-3506

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Franklin Strategic Income Securities Fund	Hartford Life	15,369,431.73	21.64
Class 1 shares	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	55,632,193.50	78.34
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999
Franklin Strategic Income Securities Fund	Kemper Investors Life Co	610,918.88	64.94
Class 2 shares	2500 Westfield Drive Bldg 2
	Elgin, IL 60124-7836

	Liberty Life Spectrum Select	55,793.77	5.93
	100 Liberty Way
	Dover, NH 03822-0001

	Federal Kemper Life Assurance Co	134,699.96	14.32
	2500 Westfield Drive Bldg 2
	Elgin, IL 60124-7836

	Equitable Life Assurance Society	139,262.18	14.80
	Of the U.S.
	Separate Account 65
	1290 Avenue of the Americas
	New York, NY 10104-1472
Franklin U.S. Government Fund	Allianz Life Insurance	13,351,785.73	90.27
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Allianz Life of New York	1,416,694.26	9.58
	P.O. Box 1117
	Minneapolis, MN 55440-1117
Franklin U.S. Government Fund	Allianz Life Insurance	23,108,055.39	77.46
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Symetra Services Variable Annuity	2,108,055.39	7.31
	Attn Life Finance Sep Accts
	P.O. Box 34690
	Seattle, WA 98124-1690

	Allstate Life Insurance Co	1,647,562.12	5.52
	Attn Financial Control
	544 Lakeview Parkway Ste L1B
	Vernon Hills, IL 60061-1826
Franklin Zero Coupon Fund – 2010	Allianz Life Insurance	5,615,444.61	95.10
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Franklin Zero Coupon Fund – 2010	Kemper Investors Life Co	1,191,388.45	72.44
Class 2 shares	2500 Westfield Drive Bldg 2
	Elgin, IL 60124-7836

	Money Life Insurance Company of	2,254,431.59	15.47
	America
	America Variable Acct A – VA
	1740 Broadway
	New York, NY 10019-4315

	Federal Kemper Life Assurance Co	138,232.51	8.40
	2500 Westfield Drive Bldg 2
	Elgin, IL 60124-7836
Mutual Discovery Securities Fund	Allianz Life Insurance	6,213,796.49	93.90
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Allianz Life of New York	403,950.10	6.10
	P.O. Box 1117
	Minneapolis, MN 55440-1117
Mutual Discovery Securities Fund	Allianz Life Insurance	30,130,682.02	47.72
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Hartford Life	6,083,209.96	9.63
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	23,953,372.19	37.93
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999
Mutual Shares Securities Fund	Allianz Life Insurance	11,754,645.42	93.66
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117
Mutual Shares Securities Fund	Allianz Life Insurance	42,389,344.00	16.86
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	IDS Life Insurance Co	15,885,702.58	6.32
	1497 AXP Financial Center
	Minneapolis, MN 55474-0016

	Hartford Life	36,132,293.67	14.37
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	97,135,978.97	38.63
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Templeton Developing Markets Securities Fund	Allianz Life Insurance	5,771,033.54	10.74
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	IDS Life Insurance Co	18,051,652.40	33.60
	1497 AXP Financial Center
	Minneapolis, MN 55474-0016

	Hartford Life	4,894,706.22	9.11
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	18,528,853.87	34.49
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999
Templeton Developing Markets Securities Fund	Allianz Life Insurance	19,820,847.51	31.65
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Cuna	7,171,076.56	11.45
	2000 Heritage Way
	Waverly, IA 50677-9208

	Minnesota Life Insurance Co	6,053,066.12	9.66
	401 N Robert Street A6-5216
	Saint Paul, MN 55101-2015

	Travelers Insurance Company	10,735,601.95	17.14
	Attn Shareholder Accounting Unit
	P.O. Box 990027
	Hartford, CT 06199-0027

	Travelers Life & Annuity Company	4,282,467.87	6.84
	Attn Shareholder Accounting Unit
	P.O. Box 990027
	Hartford, CT 06199-0027
Templeton Developing Markets Securities Fund	Nationwide Insurance Company	481,309.24	14.97
Class 3 shares	NWVA9
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

	Nationwide Insurance Company	2,001,057.04	62.23
	NWVAII
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

	Nationwide Insurance Company	371,662.33	11.56
	NWVL14
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Templeton Foreign Securities Fund	Allianz Life Insurance	13,420,517.84	43.01
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	AIG Life Insurance Company	4,348,660.14	13.94
	2727 A Allen Parkway 4-D1
	Houston, TX 77019-2107

	Jefferson Pilot Financial Ins Co	4,091,225.08	13.11
	JPF Separate Account A
	Mutual Fund Accounting 1S 03
	1 Granite Place
	Concord, NH 03301-3258

	Nationwide Insurance Co / SBL-	1,695,088.37	5.43
	NWMF
	1 Security Benefit Place
	Topeka, KS 66636-1000
Templeton Foreign Securities Fund	Allianz Life Insurance	11,029,841.30	7.06
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Hartford Life	13,454,828.13	8.61
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	36,736,795.13	23.51
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Travelers Insurance Company	8,481,490.06	5.43
	Attn Shareholder Accounting Unit
	P.O. Box 990027
	Hartford, CT 06199-0027

	Travelers Life & Annuity Company	8,071,575.94	5.17
	Attn Shareholder Accounting Unit
	P.O. Box 990027
	Hartford, CT 06199-0027

	Allstate Life Insurance Co	11,049,384.22	7.07
	Attn Financial Control
	544 Lakeview Parkway Ste L1B
	Vernon Hills, IL 60061-1826

	Sun Life Financial VA	24,120,110.45	15.44
	MFS Regatta Masters
	P.O. Box 9134
	Wellesley Hills, MA 02481-9134
Templeton Foreign Securities Fund	Nationwide Insurance Company	7,267,798.90	86.48
Class 3 shares	NWVAII
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Templeton Global Asset Allocation Fund	Allianz Life Insurance	760,070.59	6.02
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Phoenix Home Life	1,907,423.37	15.11
	31 Tech Valley Drive
	East Greenbush, NY 12061-4134

	Travelers Insurance Company	9,549,956.34	75.63
	Attn Shareholder Accounting Unit
	P.O. Box 9900027
	Hartford, CT 06199-0027
Templeton Global Asset Allocation Fund	Transamerica Life Insurance Company	337,077.71	9.38
Class 2 shares	First Union Portfolio Select VA
	Attn FMG Accounting MS 4410
	4333 Edgewood Road NE
	Cedar Rapids, IA 52499-0001

	Allmerica Fin Life Ins & Annuity Co	433,123.47	12.06
	1 SW Security Benefit Place
	Topeka, KS 66636-1000

	Hartford Life	715,633.65	19.92
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Minnesota Life Insurance Co	1,097,993.37	30.57
	401 N Robert Street A6-5216
	Saint Paul, MN 55101-2015

	Phoenix Variable Life PHLVIC	232,344.05	6.47
	31 Tech Valley Drive
	East Greenbush, NY 12061-4134
Templeton Global Income Securities Fund	Allianz Life Insurance	1,727,535.67	35.57
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Lincoln National Life Insurance Co	1,554,711.25	32.02
	1300 S Clinton Street Stop 6H-02
	Fort Wayne, IN 46802-3506

	Phoenix Home Life	292,929.14	6.03
	31 Tech Valley Drive
	East Greenbush, NY 12061-4134

	Travelers Insurance Company	358,642.56	7.39
	Attn Shareholder Accounting Unit
	P.O. Box 9900027
	Hartford, CT 06199-0027

	Genworth Life & Annuity Ins Co	571,143.17	11.76
	Attn Variable Accounting
	6620 W Broad Street Bldg 2
	Richmond, VA 23230-1716

Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Templeton Global Income Securities Fund	American Enterprise	8,134,938.09	60.59
Class 2 shares	1497 AXP Financial Center
	Minneapolis, MN 55474-0016

	Lincoln National Life Insurance Co	4,169,913.58	31.06
	1300 S Clinton Street Stop 6H-02
	Fort Wayne, IN 46802-3506
Templeton Global Income Securities Fund	Nationwide Insurance Company	777,489.90	33.53
Class 3 shares	NWVA9
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029

	Nationwide Insurance Company	1,347,066.58	58.09
	NWVAII
	C/O IPO Portfolio Accounting
	P.O. Box 182029
	Columbus, OH 43218-2029
Templeton Growth Securities Fund	Allianz Life Insurance	16,527,659.97	64.55
Class 1 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Phoenix Home Life	5,817,505.19	22.72
	31 Tech Valley Drive
	East Greenbush, NY 12061-4134
Templeton Growth Securities Fund	Allianz Life Insurance	36,608,270.47	20.63
Class 2 shares	P.O. Box 1117
	Minneapolis, MN 55440-1117

	Hartford Life	34,559,923.96	19.48
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Hartford Life	66,808,875.65	37.65
	Attn UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

	Lincoln National Life Insurance Co	13,720,885.35	7.73
	1300 S Clinton Street Stop 6H-02
	Fort Wayne, IN 46802-3506

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

EACH CONTRACT OWNER’S VOTE IS IMPORTANT! PLEASE VOTE YOUR FORM TODAY!

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

FUND NAME PRINTS HERE INSURANCE COMPANY NAME PRINTS HERE	VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS ON BEHALF OF
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
TO BE HELD MARCH 21, 2007

The undersigned hereby authorizes the above-referenced Insurance Company (the “Company”) to represent and to vote, as designated on reverse, at the Special Joint Meeting of Shareholders on March 21, 2007 and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” EACH PROPOSAL.
If you fail to return this Voting Instruction Form or return it unsigned, the Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

Voting Instruction Form must be signed and dated below.

Dated	2007

Signature(s) (if held jointly)	(Please sign in box)
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTION FORM. All joint owners should sign. When signing as executor, administrator attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

FTVIPT VIF (sc)

             FRANKLIN TEMPLETON INVESTMENTS

FUND NAME PRINTS HERE A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (the “Trust”)	FRANKLIN TEMPLETON INVESTMENTS
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS
MARCH 21, 2007

The undersigned hereby revokes all previous proxies for his/her shares and appoints CRAIG S. TYLE, BARBARA J. GREEN, STEVEN J. GRAY, ROBERT C. ROSSELOT, and KAREN L. SKIDMORE, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above referenced Fund (the “Fund”), that the undersigned is entitled to vote at the Special Joint Meeting of Shareholders (the “Meeting”) to be held at One Franklin Parkway, San Mateo, California 94403-1906 at 10:00 a.m., Pacific time, on the 21st day of March, 2007, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.
This Proxy is solicited on behalf of the Board of Trustees of the Trust. It will be voted as specified. If no specification is made, this Proxy will be voted FOR the Proposals including all nominees for trustee. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Dated	, 2007

Signature(s) (Joint owners)	(Sign in the Box)
Note: Please sign this proxy exactly as your name (or names) appears on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title

VAPC - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

1.	To Elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust.				☐	☐	☐
3.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 3a.	Borrowing			☐	☐	☐
	Sub-Proposal 3b.	Underwriting			☐	☐	☐
	Sub-Proposal 3c.	Lending			☐	☐	☐
	Sub-Proposal 3d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 3e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 3f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 3g.	Industry concentration			☐	☐	☐
	Sub-Proposal 3h.	Diversification of investments			☐	☐	☐
4.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	VAPC 2 - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

1.	To Elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust.				☐	☐	☐
3.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 3a.	Borrowing			☐	☐	☐
	Sub-Proposal 3b.	Underwriting			☐	☐	☐
	Sub-Proposal 3c.	Lending			☐	☐	☐
	Sub-Proposal 3d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 3e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 3f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 3g.	Industry concentration			☐	☐	☐
4.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	VAPC 3 - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

1.	To Elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust.				☐	☐	☐
3.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 3a.	Borrowing			☐	☐	☐
	Sub-Proposal 3c.	Lending			☐	☐	☐
	Sub-Proposal 3d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 3e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 3f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 3g.	Industry concentration			☐	☐	☐
	Sub-Proposal 3h.	Diversification of investments			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	VAPC 4 - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

1.	To Elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust.				☐	☐	☐
3.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 3a.	Borrowing			☐	☐	☐
	Sub-Proposal 3c.	Lending			☐	☐	☐
	Sub-Proposal 3d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 3e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 3f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 3g.	Industry concentration			☐	☐	☐
	Sub-Proposal 3h.	Diversification of investments			☐	☐	☐
5.	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	VAPC 5 - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

1.	To Elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust.				☐	☐	☐
3.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 3a.	Borrowing			☐	☐	☐
	Sub-Proposal 3c.	Lending			☐	☐	☐
	Sub-Proposal 3d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 3e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 3f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 3g.	Industry concentration			☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	VAPC 6 - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

1.	To Elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust.				☐	☐	☐
3.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 3a.	Borrowing			☐	☐	☐
	Sub-Proposal 3b.	Underwriting			☐	☐	☐
	Sub-Proposal 3c.	Lending			☐	☐	☐
	Sub-Proposal 3d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 3e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 3f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 3g.	Industry concentration			☐	☐	☐
	Sub-Proposal 3h.	Diversification of investments			☐	☐	☐
4.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐
6.	To Approve a Change in the Fund’s Principal Investment Goal of Capital Appreciation With a Secondary Goal to Earn Current Income to a Goal of High Total Return.				☐	☐	☐
7.	To Approve a New Investment Management Agreement Between the Trust, on behalf of the Fund, and Franklin Templeton Institutional, LLC.				☐	☐	☐
8.	To Approve a Subadvisory Agreement Between Franklin Templeton Institutional, LLC and Franklin Advisers, Inc.				☐	☐	☐
9.	To Approve a Change in the Fund’s Classification From a Diversified to a Non-Diversified Fund.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	VAPC 7 - mm

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒

1.	To Elect a Board of Trustees.				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Harris J. Ashton (02) Robert F. Carlson (03) Sam L. Ginn	(04) Edith E. Holiday (05) Frank W. T. LaHaye (06) Frank A. Olson	(07) Larry D. Thompson (08) John B. Wilson	(09) Charles B. Johnson (10) Rupert H. Johnson, Jr.	☐	☐	☐
* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below:
					FOR	AGAINST	ABSTAIN

2.	To Approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust.				☐	☐	☐
3.	To Approve Amendments to Certain of the Fund’s Fundamental Investment Restrictions Regarding:
	Sub-Proposal 3a.	Borrowing			☐	☐	☐
	Sub-Proposal 3b.	Underwriting			☐	☐	☐
	Sub-Proposal 3c.	Lending			☐	☐	☐
	Sub-Proposal 3d.	Investments in real estate			☐	☐	☐
	Sub-Proposal 3e.	Investments in commodities			☐	☐	☐
	Sub-Proposal 3f.	Issuing senior securities			☐	☐	☐
	Sub-Proposal 3g.	Industry concentration			☐	☐	☐
	Sub-Proposal 3h.	Diversification of investments			☐	☐	☐
4.	To Approve the Elimination of Certain Fundamental Investment Restrictions.				☐	☐	☐
5.	To Approve the Reclassification of Certain Investment Policies as Non-Fundamental.				☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	VAPC 8 - mm